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                                                                   EXHIBIT 10.27



           INDENTURE OF LEASE MADE AS OF THE 1st DAY OF APRIL, 1996.



                                    BETWEEN

                            HAYMUR ENTERPRISES LTD.

                                      AND

                            ALEXANDER DAVID MACAULAY


                                   AS LESSORS

                                      AND



                         DATAWAVE VENDING (CANADA) INC.

                                   AS LESSEE



                              LEASE AGREEMENT FOR:
                      101 WEST 5TH AVENUE, VANCOUVER, B.C.

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THIS INDENTURE made as of the 1st day of April, 1996

BETWEEN:  HAYMUR ENTERPRISES LTD. and ALEXANDER DAVID MACAULAY Businessmen, both
          ----------------------------------------------------
          care of Turner, Meakin Management Company Ltd., #200-1682 West 7th Avenue, Vancouver, British Columbia, V6J 4S6

                                      (hereinafter collectively called the
                                      Lessor")

                                      OF THE FIRST PART

AND:      DATAWAVE VENDING (CANADA) INC, a company having an office at #208 -950
          -----------------------------
          Powell St., Vancouver, B.C. V6A 1H9, and duly incorporated under the laws of the Province of British Columbia,


                                  (hereinafter called the "Lessee")

                                  OF THE SECOND PART

1.00  DEMISE AND LEASE

WITNESSETH that in consideration of the rents, covenants, conditions and agreements hereinafter reserved and contained on the part of the Lessee to be paid, observed and performed, the Lessor does demise and lease unto the Lessee all and singular those certain lands and premises that are described in Schedule "A" attached hereto (hereinafter called the "Leased Premises") and comprising all of the lands and buildings with a total floor area of approximately 8,916 square feet which figure includes the office and warehouse premises occupied by the Lessee and all of the common building area, all situate at 101 West 5th Avenue, Vancouver, B.C., and being part of those lands and premises legally described as:

          PARCEL IDENTIFIER 014-903-849
          Lots A, B and C
          Block 21
          District Lot 200A
          Plan 1191

2.00  TERM

The term of this lease is for a period of Five (5) years and shall commence on the 1st day of April, 1996 and expire on the 31 st day of March, 2001 subject to earlier termination as herein provided.

3.00  RENT

As rent for the leased premises, the Lessee covenants and agrees to pay to the Lessor in advance in lawful money of Canada:

(a) (i) For the first year of the Lease, the annual sum of $64,641.00 which is the equivalent of approximately $7.25 per square foot of Leased Premises without deduction, set-off or abatement and being the sum of $5,386.75 per month; and

     (ii) For the second year of the Lease, the annual sum of $66,870.00 which is the equivalent of approximately $7.50 per square foot of Leased Premises without deduction, set-off or abatement and being the sum of $5,572.50 per month; and

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     (iii)  For the third year of the Lease, the annual sum of $69,099.00 which is the equivalent of approximately $7.75 per square foot of Leased Premises without deduction, set-off or abatement and being the sum of $5,758.25 per month; and


     (iv) For the fourth year of the Lease, the annual sum of $73,557.00 which is the equivalent of approximately $8.25 per square foot of Leased Premises without deduction, set-off or abatement and being the sum of $6,129.75 per month; and


     (v) For the fifth year of the Lease, the annual sum of $75,786.00 which is the equivalent of approximately $8.50 per square foot of Leased Premises without deduction, set-off or abatement and being the sum of $6,315.50 per month; and


     (vi) The Lessor agrees to abate the rent above which applies to the month of April, 1996.

(b) Together with, in month by month installments beginning April 1, 1996 a pro-rata share of Operating Expenses (hereinafter called "Additional Rent"). For purposes of this Lease "Pro-rata Share" shall mean the the gross leaseable area of the Leased Premises (8,916 square feet) divided by the total gross leaseable building area of 8,916 square feet. The pro-rata factor to be applied to operating costs for the calculation of Additional Rent applicable to the Leased Premises is therefore 100.00%

The amount of the Additional Rent which the Lessee is to pay monthly shall be reasonably estimated by the Lessor in advance and the Lessor shall furnish to the Lessee an estimate of the Additional Rent.

At least annually the Lessor shall furnish the Lessee with a statement showing the actual amount of the Additional Rent and the Lessor and the Lessee covenant and agree each with the other that if an overpayment of the Additional Rent has been made by the Lessee, the Lessor shall credit the account of the Lessee, and if there is no ensuing period, such amount shall be paid by the Lessor to the Lessee, and if an amount remains owing to the Lessor in respect of Additional Rent, the Lessee shall forthwith pay such amount to the Lessor.


For the purposes of this lease, "Operating Expenses" shall mean the total, without duplication, of all costs and expenses incurred by the Lessor in the operation and management of the leased premises and the improvements, sprinkler, fire alarm, heating and air conditioning systems thereon, and for repairing, maintaining and replacements of said systems, or any of them, such as are in keeping with maintaining the standard of a first class industrial complex, including, without limitation, all repairs and replacements required for such maintenance, the costs of providing electricity, gas, fuel and other services and utilities not otherwise paid, payable or to be provided by the Lessee as hereinafter mentioned, the costs of maintaining roadways and parking areas, loading and unloading areas, snow removal, landscape maintenance, refuse removal and other costs in connection with the maintenance of outside areas and facilities, awnings, sprinkler protection, security protection, service contracts with independent contractors and all other expenses paid or payable by the Lessor in connection with the operation of the Lands and the Leased Premises, but shall not include interest on debt, capital retirement of debt, costs allocated to capital account according to generally accepted accounting principles as determined by the Lessor's accountants, any amounts directly chargeable by the Lessor to or payable by the Lessee as in this Lease hereinafter otherwise provided herein, or any repairs, replacements, maintenance amounts, costs, expenses or outgoings attributable to the Leased Premises for which the Lessee is responsible as in this lease hereinafter otherwise provided, and shall include a reasonable management fee not to exceed Five (5%) of the aggregate annual rent payable by all of the lessees of the Lands of the Lessor.


(c) The total amortization of capital costs and major repairs (on a straight line basis over the useful life or such other period as reasonably determined by the Lessor), and the interest on the unamortized capital at a rate equivalent to the lending rate actually charged or chargeable by the Lessor's bankers from time to time on commercial demand loans made to the Lessor (and if different loans are at a different rates of interest, then the lowest of same), of the cost of all furniture, machinery, equipment, replacements, modifications, additions and improvements to the Building which, in the Lessor's reasonable opinion, have

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an estimated useful life longer than one (1) fiscal year and the cost whereof has not previously been charged to the Lessee.

If requested by the Lessee, the Lessor shall provide a statement of Operating Costs certified by the Lessor's accountants but the cost of such certification shall be to the account of the Lessee. At the request of the Lessee, the Lessor will make available its records of Operating Costs for inspection by the Lessee during normal business hours of the Lessor.

4.00  USE OF PREMISES

The Leased Premises are to be used for development and assembly in connection with manufacturing of electronic equipment. The Lessee shall not use the Leased Premises for any other purpose without the Lessor's approval in writing first obtained. All personal property and leasehold improvements on or at the Leased Premises shall be at the risk of the Lessee.

5.00  TAXES AND ASSESSMENTS

(a) The Lessee agrees that it will, from and including the commencement date pay to the Lessor a pro-rata share of all taxes, imposts, rates, duties and assessments whatsoever, whether municipal, parliamentary or otherwise, and whether general, school, local improvement or other purpose charged, rated assessed or levied by the City of Vancouver or other lawful government authority upon or against the Leased Premises, including without limiting the generality of the foregoing, the building thereon and the improvements thereto: PROVIDED, however, that where any such charges are extraordinary local improvement or impost charges, the Lessee shall only be liable for the payment therefore during the term of this lease and any over holding thereof that is attributable to the duration of the said term or overholding.

(b) The Lessee further agrees that it will pay all business and other taxes, licences, rates, duties and assessments imposed or levied by lawful authority during the term of this Lease and relating to or in respect of the business of the Lessee, or relating to or in respect of improvements fixtures, machinery, chattels or equipment presently upon or hereafter brought upon the Leased Premises by the Lessee, or relating to or in respect of improvements to the Leased Premises built, made or installed by the Lessee or at the Lessee's request, where such taxes, licences, rates and assessments are payable by law by the Lessee or the Lessor and whether such taxes, licences, rates, duties and assessments are included by the taxing authority in the taxes, licences, rates duties and assessments imposed or levied on or with respect to the building which forms part of the Leased Premises.

(c) The amount payable by the Lessee pursuant to Clause 5(a) of this lease shall be based upon a statement from the applicable taxing authority, and shall be paid by the Lessee to the Lessor not later than Five (5) business days before the date the same are due to the applicable taxing authority.


(d) The Lessee shall pay to the Lessor any applicable Goods and Services Taxes or other value added tax, sales tax, rental tax or other tax which may be imposed from time to time by any lawful municipal, provincial federal or other taxing authority on rents, additional rents taxes, charges, costs and expenses and which would otherwise be paid by the Lessor or the Lessee. If the Lessor is required to collect such a tax on rent, additional rent, taxes, costs, charges, and expenses, then the Lessee will pay these taxes, when due, to the Lessor over and above the rent, additional rent, taxes, charges, costs and expenses payable to the Lessor and the Lessor will have all remedies for recovery of same as with rent in arrears.


6.00  INSURANCE


During the term of this lease, the Lessee shall pay on demand all premiums with respect to insurance which may be placed by the Lessor in its sole discretion and generally described as follows:

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(a) All risk insurance for the full replacement value of the premises and improvements and equipment thereof, including and without limiting the generality of the foregoing, fire, impact by aircraft or vehicles, lightning, riot, smoke, leakage, malicious damage, explosion, windstorm or hail, earthquake, boiler, rental income and plate glass; and

(b) Public liability insurance in the amount of TWO MILLION ($2,000,000.00) dollars or such greater amount as the Landlord may require in respect of bodily injury, including death to one or more persons and property damage; and

(c) The amount of any increase in insurance premiums on the building if such increase is caused by the Lessee's operation in or occupation of the Premises.

(d) The Lessee agrees to indemnify the Lessor from all liabilities, fines, suits, claims, demands and actions of any kind and nature for which the Lessor shall or may become liable or suffer by reason of any breach, violation or non-performance by the Lessee or any covenant or proviso hereof, or by reason of any injury or death occasioned to or suffered by any person or persons or any property through any willful act, or the negligence of the Lessee or any of its agents or employees; such indemnification in respect of any such breach, violation or non-performance, damage to property, injury or death occurring during the term shall survive any termination of this lease, anything in this lease to the contrary notwithstanding, provided that the Lessee's obligations to indemnify the Lessor under this clause shall exclude anything for which the Lessor is insured.

(e) During the term of this Lease, the Lessee shall procure and maintain, at its own expense, a public liability insurance policy naming the Lessor as an additional insured thereunder, which policy shall be in amounts reasonable and satisfactory to the Lessor but in no case less than TWO MILLION ($2,000,000.00), and shall insure against claims for personal or bodily injury and against claims for damage to property arising from single accidents or occurrences involving injury to persons or property owned by third persons occurring on or about the Leased Premises. A certificate evidencing such insurance shall be deposited by the Lessee with the Lessor if requested. Such policy shall contain a provision that the same shall not be cancelled or terminated except upon thirty (30) days written notice to the Lessor.

7.00  WASTE, DAMAGE, COMPLIANCE WITH LAWS

(a) The Lessee covenants that no waste or damage shall be committed upon or to the Leased Premises and that the Leased Premises shall be used for the purposes herinabove stated. The Lessee shall observe and comply, at its expense, with all future applicable laws, ordinances and regulations of public authorities, now or hereafter in any manner affecting the Leased Premises, or the sidewalks, boulevards or other municipally owned lands adjacent thereto, and any building, structure, fixture and improvement thereon or thereto or the use thereof including, without limiting the generality of the foregoing, any regulation or order of the Canadian Fire Underwriters Association or any body having similar functions or any insurance company by which the Lessor and Lessee or either of them, may be insured. The Lessee will not permit any unlawful occupation, business or trade to be conducted at the Leased Premises or any use to be made thereof contrary to any law, ordinance or regulation. The Lessee will hold the Lessor financially indemnified and saved harmless from the consequence of any default or violation by the Lessee of any such laws, ordinances and regulations.

(b) The Lessee, at its sole cost and expense, shall comply or cause its tenants, agents and invitees, at their sole cost and expense, to comply with all federal, provincial and municipal laws, rules and regulations and orders with respect to the discharge of contaminants into the natural environments, pay immediately when due the cost of removal of such waste and the costs of improvements necessary to deal with such contaminants and keep the Leased Premises free and clear of any lien imposed pursuant to such laws, rules and regulations. In the event the Lessee fails to do so, after notice to the Lessee and the expiration

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of the cure period under the applicable law, rule, regulation or order, the
Lessor, at its sole option, may declare the Lease to be in default.

(c) The Lessee shall indemnify and hold the Lessor harmless from and against all loss, costs, damage or expense (including without limitation, legal fees and costs, incurred in the investigation, defence and settlement of any claim) relating to the presence of any hazardous waste or contaminant referred to herein.

8.00  NUISANCE

The Lessee agrees that it will not at any time use, exercise or carry on or permit or suffer to be used, exercised or carded on in or upon the Leased Premises, or any part thereof, any noxious, noisome or offensive art, trade, business, occupation or calling, or any act, matter or thing whatsoever which shall or may be or become any annoyance, nuisance, grievance, damage or disturbance to the owners or occupiers of adjoining and neighboring lands and premises, or which may in any manner, directly or indirectly, cause injury to the Leased Premises or to any appurtenances or fixtures thereof, and not to bring or keep anything upon or in the Leased Premises or any part thereof which is illegal or is, in the Lessor's opinion acting in good faith, dangerous, or which will increase the premiums for, or make void or voidable, any insurance on the Leased Premises, the Building or on any property or contents placed or kept thereon or herein, or which will conflict with any laws relating to coverage or of any of the terms or conditions of any policy of such insurance. Notwithstanding the rights of the Lessor for the failure or neglect of the Lessee to perform and observe as in this Clause 8 set forth, it is agreed by the Lessee that in the event the Lessee brings upon the Leased Premises, or carries on any business on the Leased Premises which result in an increase in the insurance rates or premiums charged by the Lessor's insurer or any other cost of operating the Lands and Building, such increase shall be for the account of the Lessee, and upon the receipt by the Lessee of the Lessor's statement setting out the amount thereof, the Lessee shall pay to the Lessor such amount.

9.00  REPAIRS AND MAINTENANCE

(a) The Lessee, at its expense, shall be solely responsible for maintaining and keeping the Leased Premises and all appurtenances and fixtures thereto in the reasonable opinion of the Lessor, in good and sufficient repair and in good working order when, where and so often as may be necessary, including such repairs as may be necessary by reason of ordinary wear and tear, painting the interior and also including, without limit, all machinery, facilities, fixtures, doors, including sliding and overhead, plumbing apparatus, plate glass, windows, pipes, wiring, heating apparatus, air conditioning apparatus, floors, drains, electric tight fixtures, wiring and equipment, whether interior or exterior, it is also agreed and hereby acknowledged by the Lessee that the said maintenance and repairs shall, whenever and wherever necessary, including replacements and renewals, and that the same shall be done with due diligence and dispatch. PROVIDED, that the said obligations of the Lessee to repair, maintain, replace and renew as aforesaid shall not include and extend to damage by fire, lightning, tempest, explosion, acts of the Queen's enemies, act of God, or other event covered by the insurance referred to in Clause 6(a) of this Lease, and are subject to Clause 13 of this Lease. The Lessee further covenants that if the Lessee shall at any time fail to so maintain and make such repairs, renewals or replacements, the Lessor may do so or may cause another to do so in a good and workmanlike manner, and the cost thereof shall be for the account of the Lessee, and upon receipt by the Lessee of the Lessor's statement setting out the amount thereof, the Lessee shall pay to the Lessor such amount. For the purposes aforesaid, the Lessee shall permit the Lessor, its servants, agents, contractors, licensees and workmen, at all reasonable times, to enter upon the Leased Premises without liability to the Lessor for any loss or damage that may accrue to the Lessee by reason thereof, including without limiting, the business of the Lessee.


(b) The Lessee shall permit the Lessor, its agents, servants, contractors, licensees and workmen to enter from time to time upon the Leased Premises, or a any part thereof, at all reasonable times for the purpose of viewing and examining the condition and state of repair of the Leased Premises.

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(c) At the expiration or sooner termination of this Lease, the Lessee shall deliver upon and surrender the Leased Premises in good and sufficient repair, in the reasonable opinion of the Lessor, and the Lessee shall surrender to the Lessor all the keys for the Leased Premises. The Lessee's obligations to observe serve and perform as aforesaid shall survive the expiration or sooner termination of the terms of this Lease.

10.00  OVERLOADING

The Lessee covenants with the Lessor not to bring into or upon the leased premises, or any part thereof, any equipment, article or thing that by reason of its weight and size may cause damage to the leased premises, and not at any time to overload the floors of the Leased Premises, and in the event any damage is caused to the Leased Premises or any part thereof by overloading, to forthwith repair, replace or renew such damage.

11.00  ALTERATIONS, ADDITIONS AND IMPROVEMENTS

(a) Except as otherwise expressly provided herein, no changes, alterations, erections, additions or improvements shall be made to the leased premises without the prior written consent of the Lessor, or Lessor's agent, which consent may not be unreasonably withheld. All of such changes, alterations, additions or improvements shall be made solely at the expense of the Lessee, and the Lessee agrees to protect, indemnify and save harmless the Lessor on account of any injury to third persons or property by reason of any such changes, alterations, erections, additions or improvements, and to protect, indemnify and save harmless the Lessor from the payment of any claims of any kind or character on account of bills for labour or material in connection therewith. Any changes, alterations, additions or improvements placed upon the Leased Premises by the Lessee during the term hereof, with the consent of the Lessor, shall be the sole property of the Lessor, except as provided in Clause 12 herein.

(b) In the event that the Lessor should give its consent pursuant to Clause 1l(a) herein, the Lessee shall not erect any structure upon the Leased Premises or make any changes, alterations, erections, additions or improvements which might affect the structural integrity or the soundness of the Leased Premises without first submitting to the Lessor drawings and specifications therefore prepared by qualified architects or engineers and conforming to good architectural or engineering practice. The Lessor shall have the right, from time to time, to enter and to inspect all such changes, alterations or improvements. The Lessee shall post the premises with a notice in the form attached as Schedule "C" to protect the Lessor against liens.

(c) In every instance of changes, alterations, erections, additions or improvements the Lessee must secure all necessary Building Permits and Approvals from the City of Vancouver. All such Building Permits must be secured before any work commences on the said changes, alterations, erections, additions or improvements. This clause extends to include a Certificate of Occupancy, as applicable.

12.00  FIXTURES

All machinery, fixtures and equipment installed on the Leased Premises at the Lessee's expense, regardless of the manner of attachment to the realty, shall be and remain the personal property of the Lessee, removable by it at its option at the expiration or sooner termination of this Lease. The Lessee shall, however, repair any damage caused directly or indirectly by said removal, or the means thereof, by the manner in which said property is affixed to the realty. It is understood that masonry partitions, heating ducts, stairways, balconies and similar structures attached to the realty and floor coverings glued or cemented to the floor shall not be removable, but shall become the property of the Lessor on the expiration or termination of this lease. If the Lessee fails to remove all or part of its machinery, fixtures and equipment on or before the expiration or sooner termination of this lease, such property may, at the option of the Lessor, conclusively be considered to have been abandoned by the Lessee, and without

                                    Page 7
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liability to the Lessee, the Lessor may elect to dispose of the same and thereafter charge the Lessee with the costs of removal and disposition and the restoration of the Leased Premises, which said costs shall become payable by the Lessee upon the demand for the payment thereof by the Lessor.


13.00  FIRE AND OTHER CASUALTY

In the event the Leased Premises are damaged or destroyed by fire or other unavoidable casualty to such an extent as to render in excess of twenty-five (25%) percent of the Leased Premises untenantable, the Lessor shall have the option to rebuild or repair the Leased Premises. The Lessor shall have sixty
(60) days after the date of written notification by the Lessee of the happening of such event in which to notify the Lessee of the Lessor's intention to rebuild or repair the Leased Premises or the parts thereof so damaged or destroyed. If the Lessor elects to rebuild or repair the Leased Premises, the Lessor shall prosecute the work of such rebuilding or repairing without unreasonable delay, and during the period from the damage until the Leased Premises are made tenantable, the rent payable under this Lease shall be abated in the same ratio that the of the portion of the Leased Premises rendered unfit for occupancy shall bear to the area of the Leased Premises as at the commencement of this Lease. If the Lessor fails to give such notice before the expiration of the sixty (60) days, this Lease shall terminate and be of no further force or effect after the date of such event in the event the Leased Premises are damaged by fire or other casualty to an extent so as to render them untenantable, the Lessor shall rebuild or repair the same without unnecessary delay, and during such period the rent shall be abated at the same ratio that the area of the portion of the Leased Premises rendered, for the time being, unfit for occupancy shall bear to the area of the Leased Premises as at the commencement of the Lease.

14.00  UTILITIES AND SERVICES

The Lessor shall not be obligated to furnish heat light, water, electricity, telephone or any public service or utility to the Lessee or to the Leased Premises. The Lessee agrees to make its own agreements or arrangements under which it will pay, when due, for heat, light water, electricity, telephone, scavenging or garbage collection or any public service or utility and further, covenants to save the Lessor harmless from any Liens or claims that may be filed against the Leased Premises on account of said agreements or arrangements.

15.00  ABANDONMENT OR VACATION OF PREMISES

If the Lessee shall abandon or vacate the Leased Premises before the end of the term of this Lease, or upon the happening of any event entitling the Lessor to take possession thereof, the Lessor may, at its option, take possession of the Leased Premises and relet the same without such action being deemed an acceptance of a surrender of this Lease, or in any way terminating the Lessee's liability hereunder, and the Lessee shall remain liable to pay the Rent and the Additional Rent herein reserved, less the net amount realized from such reletting, after deduction of any expenses incident to such repossession and reletting.

16.00  DEFAULT

(a) If the Lessee shall have failed to pay an installment of Rent or Additional Rent or any other amount payable hereunder when due, or if the Lessee shall neglect or fail to perform or observe any of the other Covenants or agreements contained herein on its part to be observed and performed and shall continue to be in default for a period of five (5) working days after written notice by the Lessor of such breach, then the Lessor may, at its option, correct or remedy such neglect or failure for the Lessee and upon completion of the correction or remedy thereof, bill the Lessee for the cost of said correction or remedy, which billing the Lessee will pay upon demand. At its option, the Lessor may, upon notice of such breach in writing, declare this Lease terminated, null and void and enter into and upon the Leased Premises, or any part thereof, and repossess the same.

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(b) Upon any termination of this Lease, whether by lapse of time or otherwise, or upon any termination of the Lessee's right to possession without termination of this Lease, the Lessee shall surrender possession and vacate the Leased Premises immediately and deliver possession thereof to the Lessor. The Lessee hereby grants to the Lessor full and free licence to enter into and upon the Leased Premises in such event with or without process of law and to repossess unto the Lessor the Leased Premises as of the Lessor's former estate and to expel or remove the Lessee and any others who may be occupying or within the Leased Premises and to remove any and all property therefrom using as much force as may be necessary. The Lessee hereby grants the said licence to enter as aforesaid to the Lessor who, in the exercise of which, shall not be deemed in any manner guilty of trespass, eviction or forcible entry or detainer, and without relinquishing the Lessor's rights to rent or any other right available to the Lessor hereunder or by operation of law. The Lessee expressly waives the service of any demand of rent or for possession and, except for notice provided herein, the Lessee expressly waives service of any notice of the Lessor's election to terminate this Lease or to re-enter the Leased Premises, including any and every form of demand and notice prescribed by any stature or other law, and agrees that the simple breach of any covenant or provision of this Lease by the Lessee shall, of itself without the service of any notice or demand whatsoever, constitute a forcible detainer by the Lessee of the Leased Premises.

(c) The Lessee waives and renounces the benefit of any present or future law taking away or limiting the Lessor's rights against the property of the Lessor and notwithstanding any such law, the Lessor may seize and sell all of the Lessee's goods and property which at any time have been located within the Leased Premises whether within the Leased Premises or not and apply the proceeds of such sale upon Rent, Additional Rent or other sums outstanding and upon the costs of the seizure and sale in the same manner as might have been done if such law had not passed. The Lessor further agrees that if it vacates the Leased Premises leaving any Rent, Additional Rent or other sum unpaid, the Lessor, in addition to any remedy otherwise provided by law, may seize and sell the said goods and property of the Lessor at any place to which the Lessee or any other person may have removed them, in the same manner as if such goods and property had remained upon the Leased Premises.

(d) No condoning, excusing or overlooking by the Lessor or Lessee of any default, breach or non-observance by the Lessee or the Lessor at any time or times in respect of any covenant, proviso or condition herein contained shall operate as a waiver of the Lessor's or the Lessee's rights hereunder in respect of any continuing or subsequent default, breach or non-observance, or so as to defeat or affect in any way the rights of the Lessor or the Lessee herein in respect of any continuing or subsequent default or breach, and no waiver shall be inferred from or implied by anything done or omitted by the Lessor or the Lessee save only express waiver in writing.

(e) All rights and remedies of the Lessor in this Lease contained shall be cumulative and not alternative.

(f) For the purpose of making a distress or for the purpose of re-entry for any reason under this Lease, the Lessor by itself, its agents or Bailiffs may break open any door or window and enter upon the Leased Premises, and the Lessor, its agents and Bailiffs, shall not be liable for any action in respect thereof or for any loss or damage occasioned thereby. The Lessee hereby expressly releases the Lessor from all actions, proceedings, claims or demands whatsoever for or on account of or in respect of any such forcible entry or any loss or damage sustained by the Lessee in connection therewith.

17.00  COSTS AND EXPENSES OF ENFORCEMENT

The Lessee covenants and agrees to pay all costs and expenses, including the Lessor's solicitor's fees scale as between solicitor and client, incurred in enforcing any of the obligations of the Lessee under this Lease or in any litigation or negotiation in which the Lessor, without its fault, becomes involved through or on account of this Lease, and the Lessor reserves the right to select and employ its own counsel in any such litigation or negotiation.

18.00  BANKRUPTCY OR RECEIVERSHIP

If the term hereby granted shall be at any time seized or taken in execution or in attachment by any creditor of the Lessee or if the Lessee shall make any assignment for the benefit of creditors, or becoming bankrupt or insolvent, shall take the benefit of any Act that may be in force for bankrupt or insolvent debtors, or if the Lessee should abandon the Leased Premises, then in any such case the said term shall, at the option of the Lessor, immediately become forfeited and void and the then current month's Rent (including Additional
Rent)and the Rent (including Additional Rent) for the three (3) months following shall immediately become due and payable and in such case it shall be lawful for the Lessor at any time thereafter enter into and upon the Leased Premises or any part thereof, in the name of the whole to reenter and the same to have again, repossess and enjoy as of its former estate, anything herein contained to the contrary notwithstanding.

19.00  ACCELERATION ON TERMINATION

If the Lessor terminates this Lease, Rent, Additional Rent and all other amounts payable by the Lessee to the Lessor under the provisions of this Lease shall be computed, apportioned and paid in full to the date of such termination forthwith (such payments hereinafter being called "Accelerated Rent").

20.00  HOLDING OVER

Any holding over and continued occupancy by the Lessee after the expiration of the term of this Lease or any renewal term as evidenced firstly, by the continued occupation of the tenant and, secondly, by the Lessor's acceptance of Rent shall be on a tenancy from month to month and either party hereto shall have the right to terminate the same by giving one clear calendar month's written notice of its intention to terminate said tenancy. Such tenancy shall be subject to the covenants, agreements and conditions in this Lease contained insofar as the same are applicable to a tenancy from month to month.

21.00  QUIET ENJOYMENT

The Lessor covenants with the Lessee that upon payment of the rent hereby reserved at the times and in the manner herein provided and upon the observance and performance of each and every one of the covenants, conditions, restrictions and stipulations by the tenant to be observed or performed, the Lessee shall and may peaceably and quietly possess and enjoy the Leased Premises during the term of this Lease without any interruption from or by the Lessor or any persons lawfully claiming by, through or under it save and except as expressly provided in this Lease; Provided and it is hereby agreed that in no event will the conduct of repairs, alterations, additions or renovations by the Lessor to the exterior or interior of the Leased Premises or the Building (nor construction work in or upon the Building or the Leased Premises) constitute a breach of this covenant for quiet enjoyment.

22.00  ASSIGNMENT AND SUBLETTING

The Lessee shall not assign or sublet the Leased Premises or any part thereof without the prior consent in writing by the Lessor.

23.00  SIGNS

The Lessee may, from time to time during the term, erect, paint, display, maintain, alter, change or remove signs on the exterior and interior walls of the building or in the windows of the Leased Premises, all such signs to be dignified in appearance, approved in writing by the Lessor as to dimensions, style and location and to comply with the requirements of municipal and governmental authorities; and the Lessor, in approving such signs shall have regard to:


     The aesthetic appeal of the signs or identification on the building; and

     The need, as a primary purpose, to identify and not advertise the Tenant;
     and


Such signs shall remain the property of the Lessee and shall be removed by it on the termination of the Term. Upon removal of any such signs, the premises shall be restored to their original condition including repairs, patching and painting except for reasonable wear and tear. The Lessee shall indemnify the Lessor against any loss or damage caused to any person or property as a result of the placing, use or removal of any sign on the Leased Premises.

24.00  EXPROPRIATION AND CONDEMNATION

If the whole or any part of the Leased Premises shall be acquired or condemned by any authority having the power for such acquisition or condemnation, then in that event, the term of this Lease shall cease from the date of entry of such authority insofar as the Premises so acquired or condemned comprise part of the Leased Premises and Rent shall be pro-rated as of the said date. If only a portion of the Leased Premises shall be so acquired or condemned, this Lease shall, as from such a date, cease and terminate as to the remainder of the Leased Premises at the Lessor's option, exercisable by notice in writing to the Lessee to be given by the Lessor at any time during the period of thirty days as from such date PROVIDED, however, that if the Lessor does not exercise the said option, then the Lessee shall remain in possession of the remainder of the Leased Premises and the rent thereof shall be reduced accordingly. In the event any expropriation or condemnation is exercised, the Lessee shall have no recourse against the Lessor for damages or any other loss suffered by the Lessee. All compensation or damages awarded in respect of taking of the Leased Premises and any diminution in value of the remainder thereof shall be the property of the Lessor.

25.00  OTHER MONIES PAYABLE

(a) The Lessee agrees that any money payable by the Lessee to the Lessor under this Lease other than Rent shall be deemed to be Rent and shall be collectible as such and shall be paid by the Lessee to the Lessor with the next ensuing monthly installment of Rent and in the event there shall be no such installment ensuing by reason of the expiration or other termination of this Lease, shall be paid within ten (10) days after the Lessor shall request the payment thereof and in default of payment, the Lessor will have all remedies for recovery as with Rent in arrears.

(b) The Lessee agrees that all rent in arrears, all amounts due and owing by the Lessee to the Lessor under the provisions of this Lease, all amounts for costs or expenses that have been paid by the Lessor and which, by reason of the provisions of this Lease, ought to have been incurred and paid by the Lessee, including accelerated rent, shall bear interest at the rate per annum equal to two (2) percent above the prime rate charged from time to time by the Canadian Imperial Bank of Commerce (being the rate from time to time published by the Main Branch of such bank in Vancouver, British Columbia, as its reference rate of interest to determine the rate of interest to be charged on Canadian dollar demand loans), as from the date the same became payable by the Lessee to the Lessor or as from the date of the payment of such costs or expenses by the Lessor, as the case may be, and such interest shall be calculated on a daily basis and be computed and compounded monthly and shall accrue until the date of the payment of reimbursement thereof by the Lessee to the Lessor and, until paid, all such interest shall be deemed to be Rent and shall be collectible by the Lessor as such.

26.00  INTENT

The Lessee acknowledges and agrees that it is intended that this Lease shall be a completely carefree net lease for the Lessor and that the Lessor shall not be responsible during the term herof for any costs, charges, expenses and outlays of any nature whatsoever arising from or relating to the Leased Premises, or the contents or occupancy thereof and without limiting the generality of the foregoing, the Lessee shall be liable for payment of all charges, impositions and expenses of every nature and kind relating to the Leased Premises and the contents thereof and its proportionate share of all charges, impositions and expenses of even nature and kind relating to those parts of the Leased Premises not intended for leasing and the Lessee covenants with the Lessor accordingly.

27.00  INDEMNIFICATION

Notwithstanding any of the provisions of this Lease, the Lessee covenants and agrees to indemnify and save harmless the Lessor from and against any and all liabilities, damages, costs, expenses, claims, suits or other actions arising out of the following:


     (a) any breach, violation or non-performance of any covenant, condition or agreement in the Lease set forth and contained on the part of the Lessee to be observed and performed; and

     (b) any act or omission of the Lessee; and

     (c) any damage to property occasioned by the Lessees use or occupation of the Leased
     Premises or any part thereof; and

     (d) any injury to any person or persons, including death, resulting at any time, occurring upon, in or about the Leased Premises or any part thereof;


Except if caused by the negligence of the Lessor, its servants, agents or contractors or by default of the Lessor under the terms of this Lease, the obligations of the Lessee to indemnify and save harmless the Lessor as aforesaid shall survive any termination of this Lease, anything in this Lease to the contrary notwithstanding.

28.00  SUBORDINATION

This Lease is subject and subordinate to all mortgages or other encumbrances which may now or hereafter be registered in the appropriate British Columbia Land Title Office against the Leased Premises. The Lessee agrees that it shall from time to time execute promptly any assurance the Lessor may properly require to confirm the said subordination to any such mortgage or other encumbrance registered as aforesaid; PROVIDED that, notwithstanding any such subordination, the Lessee's rights and obligations under and pursuant to this Lease shall remain in full force and effect, notwithstanding any action at any time taken to enforce the security of any such mortgage or other encumbrance.

29.00  LESSOR COVENANTS

(a) The Lessor covenants that the Leased Premises constituting part of the Budding Premises is structurally sound and otherwise on an "as is" condition on the occupancy date.

(b) The Lessor warrants that all plumbing, heating, air conditioning, electrical and mechanical systems and loading doors are in working condition as at the commencement date of this Lease.

(c) In the event the roof top mounted air conditioning system(s) should fail during the first year of the Term, requiring either replacement of the unit, motor or a compressor, then the Lessor will pay the cost of such replacement This obligation does not apply to any such failure after March 31, 1997.

30.00  REPRESENTATION AND WARRANTIES

The Lessee hereby acknowledges that the Leased Premises are taken by the Lessee without representations or warranties of any kind on the part of the Lessor or its agents, excepting only as contained in Clause 29 above, and further acknowledges that no representative or agent of the Lessor is or shall be authorized or permitted to make any representation or warranty with reference thereto unless evidenced in writing.

31.00  RIGHT TO RENEW

If the Lessee duly and regularly pays the Rent and Additional Rent and performs each and every of the covenants herein to be performed and observed by the Lessee, the Lessor shall grant to the Lessee, upon the Lessees giving at least six (6) months' written notice prior to the expiration of the term of the Lease, a renewal lease for a further term of Five (5) years from the expiration of the initial term hereby granted upon the same terms and conditions contained herein, except for the covenant for renewal and except for Rent. Rent for the said renewal term shall be agreed upon between the parties and shall be based on the fair market rental for premises of similar size, quality and location and for the highest and best use at the time of renewal, but shall not be less than the rent payable during the last year of the term of this lease. The Lessor and Lessee shall attempt to agree on the fair market rental for the renewal term during the three months immediately preceding the expiration of the initial Term. If, at the point in time one (1) month immediately preceding the expiry of the initial term, the Lessor and Lessee have failed to reach agreement as to the rental rate to be paid during the term of the renewal lease, the rate shall be determined by arbitration under the Arbitration Act of British Columbia.

32.00  SPECIFIC CONDITIONS AND AMENDMENTS

The stipulations of this Lease have been read by both parties hereto. There are no agreements or understandings, either oral, written or otherwise, which in any manner alter, enlarge, abridge or conflict with the terms of this Lease. No departure from the terms of the Lease shall obligate the Lessor to permit any of the terms hereof to be a waiver thereafter of any such terms or of any succeeding breach. This Lease cannot be altered, enlarged or abridged except by a writing duly signed by the Lessee and the Lessor, and as specified therein to be an amendment hereof and attached hereto. No addition to any portion of this Lease shall be binding upon either party unless initialled by the parties signing the Lease.

33.00  CERTIFICATES

The Lessee shall promptly, whenever requested by the Lessor from time to time, execute and deliver to the Lessor and, if required from the Lessor, to any mortgagee (including any trustee under a trust deed or trust indenture) designated by the Lessor, a confirmation in writing as to the status of this Lease, including as to whether it is in full force and effect, is unmodified, confirming the rental payable hereunder and the state of the accounts between the Lessor and the Lessee, the existence or non-existance of defaults, or any other matters pertaining to this Lease to which the Lessor shall request confirmation.

34.00  SUBDIVISION

The Lessee hereby covenants and agrees that he will, at the written request of the Lessor, make, do, execute or cause to be made, done or executed, all such lawful acts, deeds, things, devices and assurances whatsoever to enable the Lessor to subdivide the Lands, including without limiting the generality of the foregoing, to execute a plan of subdivision and such release, discharge or surrender or similar document ms may be required to remove this lease as a registered charge from that portion of the Lands; PROVIDED that the said portion to be subdivided out does not include the building.

35.00  USE OF COMMON AREAS

During the term of this Lease, the Lessee, in common with the Lessor and all other Lessees or users of the Lands (if any), will have the right to use and enjoy the common areas of the Lands in such manner and subject to such reasonable rules and regulations and restrictions as the Lessor may from time to time designate, and the Lessor may change or diminish the common areas from time to time.

36.00  ASSIGNMENT BY LESSOR

The term "Lessor" as used in this lease so far as covenants or obligations on the part of the Lessor are concerned shall be limited to mean the Lessor as hereinbefore set out, while it retains its interest in the Lands, Building and Leased Premises but upon a transfer of that interest, the Lessor shall be automatically relieved, after the date of transfer, of all liability arising out of the requirement for performance of any obligations on the part of the Lessor herein contained, it being intended hereby that the obligations contained in the Lease on the part of the Lessor shall be binding upon the Lessor, its successors and assigns, only during and in respect of the respective successive periods of their interest in the Lands and the Leased Premises.

37.00  SECURITY DEPOSIT

The Lessee shall place with the Lessor a security deposit equal to the last months rent payable hereunder. The Lessor hereby acknowledges receipt of the sum of $12,521.41 from the Lessee, which sum shall be held by the Lessor, without liability for interest, as security for the faithful performance by the Lessee of the terms of this Lease. The Lessor will apply the sum of $5,765.83 on account of the rent (not additional rent) first accruing due pursuant to this Lease. If at any time, rent is overdue, then the Lessor may apply any portion of the remaining deposit toward payment of such rent and any money not so applied will be applied toward payment of rent for the last month of the term. If the sum held by the Lessor shall at any time be less than the last month's basic Rent then, upon demand made by the Lessor, the Lessee will increase the deposit to an amount equal to the last month's basic Rent payable under this Lease.

38.00  APPLICABLE LAW

This Lease shall be deemed made and shall be construed in accordance with and be governed by the laws of the Province of British Columbia.

39.00  REMEDIES CUMULATIVE

The Lessor may resort to any or all of the rights and remedies available to it in the event of any default hereunder by the Lessee, either by the provisions of this Lease or by statute of the general law, all of which rights and remedies are intended to be cumulative and not alternative, and the express provisions hereunder as to certain rights and remedies are not to be interpreted as excluding any other or additional rights and remedies available to the Less or by state or general law.

40.00  NOTICES

All notices, elections, demands and requests which may or are required to be given or made hereunder shall be in writing and either served personally or sent by postage prepaid registered mail, addressed if to the Lessor to:

     Murray G. Hay and Alexander D. Macaulay
     c/o TURNER, MEAKIN MANAGEMENT COMPANY LTD.
     200 - 1682 WEST 7TH AVENUE,
     VANCOUVER, B.C.
     V6J 4S6

     Attn: Mr. Brian Meakin



and if to the Lessee, to:


     Datawave Vending (Canada) Inc.
     101 West 5th Avenue
     Vancouver, B.C.
     V5Y 1H9


and any notice, election, demand or request, if mailed as aforesaid, if during periods of normal postal service, shall be conclusively deemed to have been received by the addressee thereof on the day received or on the day notice is delivered by the Lessor or his agents to the Leased Premises.

41.00  HEADINGS

The headings in this Lease are inserted only as a matter of convenience and for reference and none of them shall define, limit or enlarge the scope, intent or meaning of the provisions of this Lease, or in any way affect the same.

42.00  SUCCESSORS AND ASSIGNS

The covenants and agreements contained in this Lease shall be binding upon and enure to the benefit of the Lessor and its heirs, executors, administrators and assigns and shall be binding upon and enure to the benefit of the Lessee and its successors and permitted assigns.

IN WITNESS WHEREOF the parties hereto have executed this Lease as of the day and year first above written


SIGNED SEALED AND DELIVERED by  HAYMUR ENTERPRISES LTD.

The Lessor in the presence of:                 Haymur Enterprises Ltd.

/s/                                             /s/ Murray G. Hay
-------------------------                      --------------------------
Witness                                        Murray G. Hay    President

Date:  March 20/96
     --------------------


SIGNED SEALED AND DELIVERED by
the Lessor in the presence of:


-------------------------                      --------------------------
Witness                                        Alexander D. Macaulay

Date: -------------------


SIGNED SEALED AND DELIVERED by                 DATAWAVE VENDING (CANADA) INC.
the Lessee in the presence of:


/s/                                            per: /s/
-------------------------                          -----------------------
Witness                                        Authorized Signatory

Date: 3/11/96
      -------------------

IN WITNESS WHEREOF the parties hereto have executed this Lease as of the day and year first above written

SIGNED SEALED AND DELIVERED by  HAYMUR ENTERPRISES LTD.

The Lessor in the presence of:

/s/                                             /s/ Murray G. Hay
-------------------------                      --------------------------
Witness                                        Murray G. Hay    President

Date:  Sept 12/96
     --------------------


SIGNED SEALED AND DELIVERED by
the Lessor in the presence of:

/s/ J. Schroeder                               /s/ Alexander D. Macaulay
-------------------------                      --------------------------
Witness                                        Alexander D. Macaulay

Date:
     --------------------

SIGNED SEALED AND DELIVERED by                 DATAWAVE VENDING (CANADA) INC.
the Lessee in the presence of:


/s/                                            per: /s/
-------------------------                          -----------------------
Witness                                        Authorized Signatory

Date: 4/1/97
     --------------------